NEWS RELEASE
CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Second Quarter 2023 Financial Results

Largo, Florida, July 26, 2023 – CONMED Corporation (NYSE: CNMD) today announced financial results for the second quarter ended June 30, 2023.

Second Quarter 2023 Highlights

•	Sales of $317.7 million increased 14.6% year over year as reported and 16.6% in constant currency. Acquisitions contributed approximately 400 basis points of growth.
•	Domestic revenue increased 17.1% year over year.
•	International revenue increased 11.7% year over year as reported and 16.0% in constant currency.
•	Diluted net earnings per share (GAAP) were $0.43 compared to diluted net loss per share (GAAP) of $5.65 in the second quarter of 2022.
•	Adjusted diluted net earnings per share(1) were $0.83, an increase of 9.2% compared to the second quarter of 2022.

“Our team drove excellent growth across both Orthopedics and General Surgery during the second quarter, building on the momentum we generated during the first three months of the year,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “We remain confident in our ability to grow above market and continue to deliver clinical innovation to our customers.”

2023 Outlook

Based on the second quarter results, the Company is raising its revenue guidance for the full year 2023 and now expects revenue between $1.230 billion and $1.260 billion, compared to its prior guidance of between $1.205 billion and $1.250 billion.

The Company now expects full-year 2023 adjusted diluted net earnings per share(2) in the range of $3.40 to $3.55, compared to its prior range of $3.30 to $3.50.

The expected impact of foreign currency exchange rates is unchanged from the Company’s prior guidance.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings (loss) per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

(2) Information reconciling forward-looking adjusted diluted net earnings per share to the comparable GAAP financial measures is unavailable to the company without unreasonable effort, as discussed below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its second quarter 2023 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income (Loss)

(in thousands except per share amounts, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022

Net sales	$317,652	$277,190	$613,121	$519,516
Cost of sales	146,962	125,413	287,110	231,748
Gross profit	170,690	151,777	326,011	287,768
% of sales	53.7%	54.8%	53.2%	55.4%
Selling & administrative expense	129,700	115,826	259,784	218,701
Research & development expense	13,572	11,493	26,110	22,165
Income from operations	27,418	24,458	40,117	46,902
% of sales	8.6%	8.8%	6.5%	9.0%
Interest expense	9,997	5,928	20,252	10,926
Other expense	—	112,011	—	112,011
Income (loss) before income taxes	17,421	(93,481)	19,865	(76,035)
Provision for income taxes	3,689	74,810	4,314	77,281
Net income (loss)	$13,732	$(168,291)	$15,551	$(153,316)

Basic EPS	$0.45	$(5.65)	$0.51	$(5.18)
Diluted EPS	0.43	(5.65)	0.49	(5.18)

Basic shares	30,662	29,775	30,587	29,601
Diluted shares	31,795	29,775	31,499	29,601

Sales Summary

(in millions, unaudited)

	Three Months Ended June 30,
			% Change
						Domestic	International
	2023	2022	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$140.8	$120.2	17.1%	2.7%	19.8%	29.4%	11.0%	3.8%	14.8%
General Surgery	176.9	157.0	12.6%	1.5%	14.1%	12.5%	12.9%	5.0%	17.9%
	$317.7	$277.2	14.6%	2.0%	16.6%	17.1%	11.7%	4.3%	16.0%

Single-use Products	$264.8	$230.3	14.9%	2.0%	16.9%	15.7%	13.9%	4.5%	18.4%
Capital Products	52.9	46.9	12.9%	2.2%	15.1%	25.8%	3.4%	3.6%	7.0%
	$317.7	$277.2	14.6%	2.0%	16.6%	17.1%	11.7%	4.3%	16.0%

Domestic	$174.7	$149.2	17.1%	0.0%	17.1%
International	143.0	128.0	11.7%	4.3%	16.0%
	$317.7	$277.2	14.6%	2.0%	16.6%

	Six Months Ended June 30,
			% Change
						Domestic	International
	2023	2022	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$272.0	$227.7	19.4%	3.3%	22.7%	29.2%	14.3%	4.9%	19.2%
General Surgery	341.1	291.8	16.9%	2.0%	18.9%	17.8%	14.9%	6.5%	21.4%
	$613.1	$519.5	18.0%	2.6%	20.6%	21.0%	14.5%	5.6%	20.1%

Single-use Products	$514.0	$431.8	19.0%	2.6%	21.6%	21.8%	15.5%	5.7%	21.2%
Capital Products	99.1	87.7	13.0%	2.6%	15.6%	15.8%	10.7%	4.8%	15.5%
	$613.1	$519.5	18.0%	2.6%	20.6%	21.0%	14.5%	5.6%	20.1%

Domestic	$339.3	$280.4	21.0%	0.0%	21.0%
International	273.8	239.1	14.5%	5.6%	20.1%
	$613.1	$519.5	18.0%	2.6%	20.6%

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments	Diluted EPS
As reported	$170,690	$129,700	$27,418	$9,997	$—	$3,689	21.2%	$13,732		$—	$13,732
% of sales	53.7%	40.8%	8.6%
EPS									$0.45		$0.43
Shares									30,662	1,133	31,795
Acquisition and integration costs(1)	2,173	(303)	2,476	—	—	492		1,984
Termination of distributor agreements(2)	—	(2,098)	2,098	—	—	417		1,681
Software implementation costs(3)	—	(1,797)	1,797	—	—	357		1,440
Contingent consideration fair value adjustment(4)	—	636	(636)	—	—	(126)		(510)
	$172,863	$126,138	$33,153	$9,997	$—	$4,829		$18,327
Adjusted gross profit %	54.4%
Amortization(5)	$1,500	(7,270)	8,770	(1,506)	—	2,490		7,786
As adjusted		$118,868	$41,923	$8,491	$—	$7,319	21.9%	$26,113		$—	26,113
% of sales		37.4%	13.2%
Adjusted diluted EPS											$0.83

Shares									30,662	1,133	31,795
Convertible note hedges(6)											(214)
Adjusted diluted shares											31,581

	Three Months Ended June 30, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income (Loss)	Basic EPS	Adjustments(11)	Diluted EPS
As reported	$151,777	$115,826	$24,458	$5,928	$112,011	$74,810	-80.0%	$(168,291)		$—	$(168,291)
% of sales	54.8%	41.8%	8.8%
EPS									$(5.65)		$(5.65)
Shares									29,775	—	29,775
Acquisition and integration costs(1)	349	(2,600)	2,949	—	—	(1,760)		4,709
Legal matters(7)	—	(775)	775	—	—	(462)		1,237
Convertible note premium on extinguishment(8)	—	—	—	—	(103,125)	(61,521)		164,646
Change in fair value of convertible note hedges upon settlement(9)	—	—	—	—	(5,460)	(3,257)		8,717
Loss on early extinguishment of debt(10)	—	—	—	—	(3,426)	(2,044)		5,470
	$152,126	$112,451	$28,182	$5,928	$—	$5,766		$16,488
Adjusted gross profit %	54.9%
Amortization(5)	$1,500	(6,808)	8,308	(1,036)	—	2,291		7,053
As adjusted		$105,643	$36,490	$4,892	$—	$8,057	25.5%	$23,541		$1,263	$24,804
% of sales		38.1%	13.2%
Adjusted diluted EPS											$0.76

Shares									29,775	3,820	33,595
Convertible note hedges(6)											(856)
Adjusted diluted shares											32,739

(1) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc., and integration costs and professional fees associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc. In 2022, the Company incurred charges related to the amortization of inventory step-up to fair value and consulting and legal related costs associated with the acquisition of In2Bones Global, Inc.

(2) In 2023, the Company incurred costs related to the termination of distributor agreements.

(3) In 2023, the Company incurred additional freight, labor and travel costs as well as professional fees related to the implementation of a warehouse management software.

(4) In 2023, the Company recorded fair value adjustments to contingent consideration.

(5) Includes amortization of intangible assets and deferred financing fees.

(6) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(7) In 2022, the Company incurred costs related to a legal settlement.

(8) In 2022, the Company incurred costs related to the conversion premium on the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(9) In 2022, the Company incurred costs related to the settlement of convertible notes hedge transactions associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(10) In 2022, the Company incurred costs related to the write-off of deferred financing fees associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes and term loan paydown.

(11) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares. Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash. Adjustments in 2022 are applicable on a non-GAAP basis only since GAAP results are in a loss position and therefore exclude dilutive potential shares.

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Six Months Ended June 30, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Basic EPS	Adjustments	Diluted EPS
As reported	$326,011	$259,784	$40,117	$20,252	$—	$4,314	21.7%	$15,551		$—	$15,551
% of sales	53.2%	42.4%	6.5%
EPS									$0.51		$0.49
Shares									30,587	912	31,499
Acquisition and integration costs(1)	4,269	(752)	5,021	—	—	1,147		3,874
Termination of distributor agreements(2)	—	(2,098)	2,098	—	—	417		1,681
Restructuring and related costs(3)	2,035	(1,578)	3,613	—	—	930		2,683
Software implementation costs(4)	—	(6,056)	6,056	—	—	1,453		4,603
Contingent consideration fair value adjustment(5)	—	(3,799)	3,799	—	—	1,014		2,785
	$332,315	$245,501	$60,704	$20,252	$—	$9,275		$31,177
Adjusted gross profit %	54.2%
Amortization(6)	$3,000	(14,535)	17,535	(3,012)	—	5,020		15,527
As adjusted		$230,966	$78,239	$17,240	$—	$14,295	23.4%	$46,704		$—	$46,704
% of sales		37.7%	12.8%
Adjusted diluted EPS											$1.49

Shares									30,587	912	31,499
Convertible note hedges(7)											(138)
Adjusted diluted shares											31,361

	Six Months Ended June 30, 2022
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income (Loss)	Basic EPS	Adjustments(12)	Diluted EPS
As reported	$287,768	$218,701	$46,902	$10,926	$112,011	$77,281	-101.6%	$(153,316)		$—	$(153,316)
% of sales	55.4%	42.1%	9.0%
EPS									$(5.18)		$(5.18)
Shares									29,601	—	29,601
Acquisition and integration costs(1)	349	(2,600)	2,949	—	—	(1,760)		4,709
Legal matters(8)	—	(775)	775	—	—	(462)		1,237
Convertible note premium on extinguishment(9)	—	—	—	—	(103,125)	(61,521)		164,646
Change in fair value of convertible note hedges upon settlement(10)	—	—	—	—	(5,460)	(3,257)		8,717
Loss on early extinguishment of debt(11)	—	—	—	—	(3,426)	(2,044)		5,470
	$288,117	$215,326	$50,626	$10,926	$—	$8,237		$31,463
Adjusted gross profit %	55.5%
Amortization(6)	$3,000	(13,370)	16,370	(1,916)	—	4,451		13,835
As adjusted		$201,956	$66,996	$9,010	$—	$12,688	21.9%	$45,298		$2,978	$48,276
% of sales		38.9%	12.9%
Adjusted diluted EPS											$1.45

Shares									29,601	4,774	34,375
Convertible note hedges(7)											(1,134)
Adjusted diluted shares											33,241

(1) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc., and integration costs and professional fees associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc. In 2022, the Company incurred charges related to the amortization of inventory step-up to fair value and consulting and legal related costs associated with the acquisition of In2Bones Global, Inc.

(2) In 2023, the Company incurred costs related to the termination of distributor agreements.

(3) In 2023, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions.

(4) In 2023, the Company incurred additional freight, labor and travel costs as well as professional fees related to the implementation of a warehouse management software.

(5) In 2023, the Company incurred expense related to the fair value adjustments of contingent consideration.

(6) Includes amortization of intangible assets and deferred financing fees.

(7) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.

(8) In 2022, the Company incurred costs related to a legal settlement.

(9) In 2022, the Company incurred costs related to the conversion premium on the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(10) In 2022, the Company incurred costs related to the settlement of convertible notes hedge transactions associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes.

(11) In 2022, the Company incurred costs related to the write-off of deferred financing fees associated with the repurchase and extinguishment of $275.0 million of its 2.625% Convertible Notes and term loan paydown.

(12) The Company adopted ASU 2020-06, effective January 1, 2022. As a result of the adoption, the Company is required to compute diluted EPS using the if-converted method. Under the if-converted method, the numerator is adjusted for interest expense applicable to its convertible notes (net of tax) and the denominator includes additional common shares assuming conversion premium and principal portion of the notes (when permitted or required) are settled in shares. Subsequent to June 6, 2022, the Company is required to settle the principal value of its convertible notes in cash. Adjustments in 2022 are applicable on a non-GAAP basis only since GAAP results are in a loss position and therefore exclude dilutive potential shares.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2023	2022	2023	2022

Net income (loss)	$13,732	$(168,291)	$15,551	$(153,316)
Provision for income taxes	3,689	74,810	4,314	77,281
Interest expense	9,997	5,928	20,252	10,926
Depreciation	4,164	4,059	8,222	8,090
Amortization	13,900	13,266	27,777	26,065
EBITDA	$45,482	$(70,228)	$76,116	$(30,954)

Stock based compensation	6,422	5,755	12,148	10,218
Acquisition and integration costs	2,476	2,949	5,021	2,949
Termination of distributor agreements	2,098	—	2,098	—
Restructuring and related costs	—	—	3,613	—
Software implementation costs	1,797	—	6,056	—
Contingent consideration fair value adjustment	(636)	—	3,799	—
Legal matters	—	775	—	775
Convertible notes premium on extinguishment	—	103,125	—	103,125
Change in fair value of convertible notes hedges upon settlement	—	5,460	—	5,460
Loss on early extinguishment of debt	—	3,426	—	3,426
Adjusted EBITDA	$57,639	$51,262	$108,851	$94,999

EBITDA Margin
EBITDA	14.3%	-25.3%	12.4%	-6.0%
Adjusted EBITDA	18.1%	18.5%	17.8%	18.3%

About CONMED Corporation

CONMED is a medical technology company that provides devices and equipment for surgical procedures. The Company’s products are used by surgeons and other healthcare professionals in a variety of specialties including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2022, listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q and other risks and uncertainties, which may be detailed from time to time in reports filed by CONMED with the SEC. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense; adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, other expense, income tax expense, effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated condensed statements of income.